                              THIRD AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of the 22nd day of February, 2000 and entered into by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Borrower"), the BANKS listed on the signature pages hereof (the "Lenders"), WACHOVIA BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., f/k/a NationsBank, N.A. as Syndication Agent, BANKBOSTON, N.A., as documentation Agent, and SUNTRUST BANK, successor in interest to SunTrust Bank, Chattanooga, as Co-Agent (collectively, the "Agents").

                             W I T N E S S E T H:
                             -------------------

        WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of January 15, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 1998, and as further amended by that certain Second Amendment to Credit Agreement dated as of August 28, 1998 (as such Credit Agreement may be amended from time to time, the "Credit Agreement"); and

        WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to permit certain Restricted Payments by the Borrower and to modify certain other covenants contained in the Credit Agreement;

        NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agents and the Lenders hereby agree as follows:

        1.  Amendments.
            -----------

        (a) Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            SECTION 2.05. Interest Rates. (a) "Applicable Margin" means:
                          --------------
            (i) for the period commencing on February 22, 2000, to and including the next Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00%, and (y) for any Euro-Dollar Loan, 1.75%; and

            (ii) from and after such next Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00%, (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to the ratio of Consolidated Total Adjusted Debt to Consolidated EBILTDA for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

                     Ratio                              Applicable Margin
        ----------------------------------              -----------------

        Less than or equal to 1.50 to 1.00                     0.75%

        Greater than 1.50 to 1.00 but

                      Ratio                         Applicable Margin
        ----------------------------------          -----------------

        Less than or equal to 2.00 to 1.00                1.00%

        Greater than 2.00 to 1.00 but
        Less than or equal to 2.50 to 1.00               1.375%

        Greater than 2.50 to 1.00 but
        Less than or equal to 3.00 to 1.00                1.75%

        Greater than 3.00                                 2.25%


            In determining interest for purposes of this Section 2.05 and fees for purposes of Section 2.06, the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 6.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to
        Section 2.06, the Borrower shall deliver to the Administrative Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is the last date on which such financial statements are permitted to be delivered pursuant to Section 6.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next performance Pricing Determination Date, provided that: (i) changes in interest shall only be effective for
         --------
        Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no fees or interest shall be decreased pursuant to this Section 2.05 or Section 2.06 if a Default is in existence on the Performance Pricing Determination Date.

        (b) Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            SECTION 2.06. Fees. (a) The Borrower shall pay to the Administrative
                          ----
        Agent, for the ratable account of each Bank, a commitment fee, calculated in the manner provided in the last paragraph of Section 2.05(a)(ii), on the average daily amount of such Bank's Unused Commitment, at a rate per annum equal to: (i) for the period commencing on February 22, 2000, to and including the next Performance Pricing Determination Date, 0.375%; and (ii) from and after such next Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to the ratio of Consolidated Total Adjusted Debt to Consolidated EBILTDA for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:



                      Ratio                           Commitment Fee
        ----------------------------------            --------------

        Less than or equal to 1.50 to 1.00                0.20%

        Greater than 1.50 to 1.00 but
        Less than or equal to 2.00 to 1.00                0.25%

        Greater than 2.00 to 1.00 but
        Less than or equal to 2.50 to 1.00                0.30%

                   Greater than 2.50 to 1.00 but
                   Less than or equal to 3.00 to 1.00                0.375%

                   Less than 3.00                                    0.50%

      Such commitment fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

      (c) Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

             SECTION 6.15.  Restricted Payments.  Beginning on January 1, 2000
                            -------------------
      and thereafter, the Borrower shall not declare or make any Restricted Payments, provided that, so long as after giving effect thereto no Default shall be in existence or be created thereby, the Borrower may:

                  (a) during the period beginning on January 1, 2000 and ending on December 31, 2000, inclusive ("Fiscal Year 2000"), purchase, redeem or retire up to Ten Million and No/100 Dollars ($10,000,000) of the Borrower's Class A Capital Stock at a weighted average price per share not to exceed Thirteen and No/100 Dollars ($13.00) (the "Repurchase");

                  (b) during Fiscal Year 2000, make Restricted Payments in addition to any made pursuant to the Repurchase so long as the aggregate of all such Restricted Payments made during Fiscal Year 2000 do not exceed the greater of (i) five percent (5%) of cumulative Consolidated Net Income earned during Fiscal Year 2000, or (ii) twenty-five percent (25%) of cumulative Consolidated Net Income earned during Fiscal Year 2000 less the amount of aggregate Restricted Payments made during Fiscal Year 2000 (including those made pursuant to the Repurchase); and

                  (c) during the period beginning on January 1, 2001 and ending on the Termination Date, make Restricted Payments so long as the Restricted Payments made during any Fiscal Year do not exceed the sum of
      (x) twenty-five percent (25%) of cumulative Consolidated Net Income for that Fiscal Year, plus (y) solely with respect to Fiscal Year 2001, Restricted Payments permitted but not paid during Fiscal Year 2000 under
      Section 6.15(b).

      (d) Section 6.21 of the Credit Agreement is hereby amended and restated in its entirety as follows:

             SECTION 6.21.  Ratio of Consolidated Total Adjusted Debt to
                            --------------------------------------------
Consolidated EBILTDA.  The ratio of consolidated Total Adjusted Debt to
--------------------
Consolidated EBILTDA will not at any time exceed (i) 3.25 to 1.00 during the Fiscal Quarters ending on March 31, 2000 and June 30, 2000, and (ii) thereafter,
3.00 to 1.00.

      (e) Section 6.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            SECTION 6.22. Ratio of Consolidated EBILT to Consolidated Fixed
                          -------------------------------------------------
        Charges. The ratio of (a) Consolidated EBILT to (b) Consolidated Fixed
        -------
Charges will at all times exceed the following amounts during the corresponding periods set forth below:

            Period                                          Amount
            ------                                          ------

        Fiscal Quarters ending 3/31/00 through 6/30/00      1.10 to 1.00

        Fiscal Quarter ending 9/30/00                       1.15 to 1.00

        Fiscal Quarter ending 12/31/00                      1.20 to 1.00

        Each Fiscal Quarter ending thereafter               1.25 to 1.00

        2.  Conditions Precedent. This Third Amendment and the obligations of
            --------------------
the Lenders evidenced hereunder shall not be effective until (i) the execution and delivery of this Third Amendment by each of the parties hereto and until the Administrative Agent shall have received a Reaffirmation of Guaranty from each Subsidiary in substantially the form of Exhibit A-1 hereto, and (ii) payment in immediately available funds by the Borrower to the Administrative Agent, for the benefit of each Bank, a fully-earned and non-refundable amendment fee to each Bank equal to 0.15% times the amount of such Bank's Commitment.

        3.  Reference to and Effect on the Credit Agreement and the Other Loan
            ------------------------------------------------------------------
            Documents.
            ---------

            (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended by this Third Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

        4.  Counterparts. This Third Amendment may be executed in any number of
            ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

        5.  Section References. Section titles and references used in this Third
            ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

        6.  No Default; Reaffirmation of Representations and Warranties. To
            -----------------------------------------------------------
induce the Agents and the Lenders to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default thereunder, (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the loans or other obligations of the Borrower owed to the Agents and the Lenders under the Credit Agreement and other Loan Documents, and
(iii) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this Third Amendment.

        7.  Governing Law. This Third Amendment shall be governed by and
            -------------
construed and interpreted in accordance with, the laws of the State of Georgia without giving effect to any conflict or choice of laws principles.

        8.  Defined Terms. Terms not otherwise defined herein are used herein as
            -------------
defined in the Credit Agreement.

                     [Signatures begin on following page]

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed, under seal, by their respective duly authorized officer as of the day and year first above written.

                                        U.S. XPRESS ENTERPRISES, INC.

                                        By:
                                        Title:

                                        WACHOVIA BANK, N.A.,
                                        as Lender and Administrative Agent

                                        By:
                                        Title:

                                        BANK OF AMERICA, N.A.,
                                        f/k/a NationsBank, N.A.,
                                        as Lender and Syndication Agent

                                        By:
                                        Title:

                                        BANKBOSTON, N.A.,
                                        as Lender and Documentation Agent

                                        By:
                                        Title:

                                        SUNTRUST BANK, successor in interest to
                                        SunTrust Bank, Chattanooga, as Lender
                                        and Co-Agent

                                        By:
                                        Title:

                                  AMSOUTH BANK

                                  By:
                                      ------------------------------------------
                                  Title:


                                  CHASE BANK OF TEXAS, NATIONAL
                                  ASSOCIATION

                                  f/k/a Texas Commerce Bank National Association

                                  By:
                                      ------------------------------------------
                                  Title:


                                  BANK OF AMERICA NATIONAL
                                  TRUST & SAVINGS ASSOCIATION

                                  By:
                                      ------------------------------------------
                                  Title:


                                  ABN-AMRO BANK, N.A.

                                  By:
                                      ------------------------------------------
                                  Title:


                                  FIRST TENNESSEE BANK, N.A.

                                  By:
                                      ------------------------------------------
                                  Title:

                                  EXHIBIT A-1

                           REAFFIRMATION OF GUARANTY

        THIS REAFFIRMATION OF GUARANTY dated as of February 22, 2000 executed and delivered by U.S. Xpress, Inc., a Nevada corporation, CSI/Crown, Inc., a Georgia corporation, JTI, Inc., a Tennessee corporation, Xpress Air, Inc., a Tennessee corporation, U.S. Xpress Leasing, Inc., a Tennessee corporation, PST Acquisition Corp., a Nevada corporation, and Victory Express, Inc., a Ohio corporation, (each a "Guarantor", and collectively, the "Guarantors"), in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

        WHEREAS, pursuant to that certain Credit Agreement dated as of January 15, 1998 (as the same may be amended, modified, supplemented or extended from time to time, the "Credit Agreement") by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Borrower") and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), BANK OF AMERICA, N.A. f/k/a/ NATIONSBANK, N.A., as Syndication Agent, BANKBOSTON, N.A., as Documentation Agent, and SUNTRUST BANK, successor in interest to SunTrust Bank, Chattanooga, as Co-Agent and certain other Banks from time to time party thereto, the Banks have made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

        WHEREAS, in connection with the Credit Agreement, each Guarantor executed and delivered a Guaranty dated as of January 15, 1998 (the "Guaranty") in favor of the Administrative Agent, providing for each such Guarantor's joint and several guaranty of repayment of an amount of the indebtedness and obligations of the Borrowers owing to the Administrative Agent and the Banks equal to the "Guaranteed Obligations" as that term is defined in the Guaranty;

        WHEREAS, the Borrower, the Banks, and the Administrative Agent have entered into that certain Third Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), to permit certain Restricted Payments by the Borrower and to modify certain other covenants contained in the Credit Agreement;

        WHEREAS, each Guarantor has reviewed the Amendment;

        WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Guarantor execute and deliver this Reaffirmation of Guaranty;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor hereby agrees as follows:

        Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Banks under the Guaranty and agrees that neither the transactions contemplated by the Amendment, nor any future agreements of arrangements whatsoever by the Administrative Agent and the Banks with the Borrower relating to the Credit Agreement, any of the other Loan Documents, or any collateral thereunder, shall in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of the Guarantor thereunder.

     Section 2. References. Each Guarantor agrees that each reference to the Credit Agreement or any of the other Loan Documents shall be deemed to be a reference to the Credit Agreement or such other Loan Document as amended by the Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the respective Loan Document.

     Section 3. Defined Terms. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     IN WITNESS WHEREOF, this Reaffirmation of Guaranty is signed, sealed and delivered as of the date first written above.

                                         U.S. XPRESS, INC.

                                         By:
                                             -------------------------------
                                         Title:


                                         CSI/CROWN, INC.

                                         By:
                                             -------------------------------
                                         Title:


                                         JTI, INC.

                                         By:
                                             -------------------------------
                                         Title:


                                         XPRESS AIR, INC.

                                         By:
                                             -------------------------------
                                         Title:


                                         U.S. XPRESS LEASING, INC.

                                         By:
                                             -------------------------------
                                         Title:


                                         PST ACQUISITION CORP.

                                         By:
                                             -------------------------------
                                         Title:


                                         VICTORY EXPRESS, INC.

                                         By:
                                             -------------------------------
                                         Title: